To Our Shareholders,

   We are pleased to provide you with Legg Mason Investors Trust's quarterly report for the American Leading Companies Trust, the Balanced Trust and the U.S. Small-Cap Value Trust.

   The following table summarizes key statistics for the Primary Class of shares of each Fund, as of June 30, 1999:

                                             3-Month                12-Month
                                          Total Return(1)        Total Return(1)
                                          ---------------        ---------------
   American Leading Companies Trust           +3.49%                +24.46%
   Balanced Trust                             +3.19%                 +1.89%
   U.S. Small-Cap Value Trust                +21.11%                 -5.89%

   S&P 500 Stock Composite Index              +7.06%                +22.77%
   Lipper Balanced Fund Index(2)              +4.49%                +11.54%
   Russell 2000 Index                        +15.55%                 +1.50%

   On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the "Performance Information" section of this report.

   During 1998 and into 1999, the focus on the Year 2000 issue increased significantly. As you know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Funds' Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our shareholders. The Funds are committed to taking those steps necessary to protect our investors, including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and recordkeeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors throughout 1999. Although the Funds are taking steps to ensure that all of their systems will function properly before, during, and after the Year 2000, the Funds could be adversely affected by computer-related problems associated with the Year 2000. Contingency plans are in place to ensure that functions critical to the Funds' operations will continue without interruption. We are on target to complete this important project and look forward to continuing extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.

   The Board of Directors recently approved an ordinary income dividend of $0.05 per share to shareholders of Balanced Trust, payable on August 6, 1999, to shareholders of record on August 4, 1999.


--------------
(1) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

(2) The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately 60%/40%.

   We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                             Sincerely,


                                             /s/ Edward A. Taber, III
                                             -----------------------------
                                             Edward A. Taber, III
                                             President


August 2, 1999

Portfolio Managers' Comments
American Leading Companies Trust


Market Commentary

   There was a sea change in the second quarter, as well established performance trends reversed themselves sharply. For the past several years, including the first quarter of 1999, large capitalization stocks have tended to outperform smaller capitalization stocks, and investment strategies focusing on growth companies have tended to outperform value-oriented strategies. In the second quarter, small-cap stocks outperformed large-cap stocks, and value-oriented strategies prevailed over growth.

   The S&P 500/Barra Growth index and the S&P 500/Value index are good proxies for the relative performance of growth and value strategies. In the first quarter, the S&P/Barra Growth index outperformed its Value counterpart by over 400 basis points,(1) +6.88% to +2.85%. In the second quarter, the S&P/Barra Value index outperformed the Growth index by almost 700 basis points, +10.80% to +3.83%. The Value index's comeback in the second quarter was sufficiently strong to put it ahead of the Growth index for the first 6 months of the year, +13.96% to +10.98%. This is the first time since 1994 that the Value index has led the Growth index at mid-year.

   The S&P 500 index and the Russell 2000 index are good proxies for the relative performance of large- and small-capitalization stocks. In the first quarter, the large-caps had it all their way, as the S&P 500 was up 4.99%, while the Russell 2000 declined by 5.42%. In the second quarter, it was a completely different story, with the Russell 2000 up more than twice as much as the S&P 500, +15.55% to +7.06%.

   Interestingly, the resurgence of small-cap stocks in the second quarter is apparent even within the S&P 500 itself. In the first quarter, the largest 100 companies in the S&P 500 by market value were up 6.2%, while the other 400 were up only 0.8%. Since the top 100 stocks account for over 70% of the total market value of S&P 500, they are a heavy influence on the overall performance of the index. When these huge companies perform substantially better than most other stocks (as was the case in the first quarter of 1999), it is very difficult for the average portfolio or the average portfolio manager to beat the index, unless they also have a huge weighting in these mega-cap companies. As might be expected, less than 26% of actively managed funds beat the S&P 500 in the first quarter, according to Lipper Analytical Services.

   The second quarter was an entirely different story. After outperforming consistently for several years and again in the first quarter, the 100 largest capitalization stocks in the S&P 500 index trailed the pack in the second quarter. The table below(2) illustrates the point in more detail:

                       Beginning
      S&P 500        Market Value             % Total          2nd Quarter 1999
     Quintile        (in Billions)         Market Value           Performance
     --------        -------------         ------------        ----------------

         I            $ 7,641.1                 72.2%                  +4.8%
        II              1,563.9                 14.8%                  +7.7%
        III               777.1                  7.4%                 +11.6%
        IV                428.7                  4.1%                 +13.0%
         V                159.3                  1.5%                 +26.6%
                      ---------                ------
                      $10,570.1                100.0%

--------------
(1) 100 basis points = 1%.

(2) Source: Standard & Poor's, Compustat, FactSet Data Systems and Legg Mason Fund Adviser.

   Clearly, small was beautiful in the second quarter as performance improved steadily for each successively smaller market capitalization quintile, with the smallest 100 companies in the S&P up a rousing 26.6%. Again, because the largest quintile accounts for over 70% of the total market value of the index, it has a disproportionately large impact on overall returns. Importantly, though, in an environment where the largest companies underperform most others, it is more likely that the average port-folio or average portfolio manager will beat the index. This held true in the second quarter, as fully 68% of actively managed portfolios bettered the return of the S&P 500, according to Lipper.

Investment Results

   Cumulative results for the American Leading Companies Trust for the three-month, six-month, one-year, and three-year periods ended June 30, 1999, are listed below, along with those of some representative benchmarks:

                                       Three             Six
                                       Months          Months        One Year        Three Years
                                       ---------------------------------------------------------
   American Leading Companies           3.49%          14.00%          24.46%          100.69%
   S&P 500 Composite Index              7.06%          12.39%          22.77%          115.25%
   Lipper General Equity Funds         10.16%          11.04%          13.71%           70.97%
   Dow Jones Industrial Average        12.52%          20.42%          24.64%          104.94%

   American Leading Companies Trust had a below average quarter, trailing the S&P 500, the Lipper General Equity index and the Dow Industrials for the three months. The Fund remained ahead of the S&P 500 and the Lipper index for the most recent twelve months, but trailed the Dow Industrials by a small margin over that time frame. For the three-year period, the results were mixed, with the Fund bettering the Lipper index, but trailing the S&P 500 index and the Dow Industrials. The factors which contributed to the Fund's relatively poor showing in the quarter were largely the same factors which contributed to its good performance in the March quarter and prior twelve months. First and foremost, the Fund's large holding in America Online, which has been of great benefit to performance in the past, hurt performance in the quarter as the stock underwent a 25% price correction. Second, the Fund's focus on large-capitalization stocks, which has also been beneficial to overall results in the recent past, was detrimental to quarterly performance as this sector trailed most others in the latest three months. Important positive contributors to performance for the last three months included: IBM Corporation, MGIC Investments, United HealthCare, Foundation Health Systems, Koninklijke Philips Electronics, Citigroup and Avon Products. Apart from America Online, stocks which most negatively affected performance in the quarter were: Amgen, Washington Mutual, Storage Technology, Merck, Pfizer and Schering-Plough.

   During the quarter, we established new positions in seven companies (Campbell Soup Company, du Pont, McKesson HBOC, Inc., Rite Aid Corporation, Saks Incorporated (parent of Saks Fifth Avenue), Waste Management Inc. and Xerox Corporation) and sold the Fund's holdings in two companies (Compaq Computer and Schlumberger Ltd.). In addition, we added to existing holdings in seventeen stocks, and modestly reduced our holdings in three (America Online, Intel Corporation and MCI WorldCom).

Outlook

   In a widely anticipated move, the Federal Reserve's policy-making open market committee raised its key short-term interest rate--the Fed Funds rate--by a quarter of a percentage point to five percent on the last day of June. More significantly, and contrary to expectations, the Fed shifted away from its previously announced tightening bias to a neutral stance, thus signaling that further increases in the Fed Funds rate are not necessarily in the offing. Specifically, Fed Chairman Alan Greenspan said: "Owing to the uncertain resolution of the balance of conflicting forces in the economy going forward, [the open market committee] has chosen to adopt a directive that includes no predilection about near-term policy action." Both the stock and bond markets reacted very positively to the news.

   In our opinion, the Fed's action in raising rates and shifting to a neutral bias is entirely appropriate. We believe the recent uptick in the inflation rate merited a modest preemptory rate boost, but not, based upon available data, a series of increases. Going forward, the Fed will either raise rates again or not, as events dictate. For now, though, we believe that the Fed's wait-and-see attitude is just what the doctor ordered.

   Though we admit to being surprised by the strength of the equity market so far this year, we remain relatively sanguine about the outlook for the balance of the year. Second quarter earnings look as though they will be generally in line with or ahead of expectations, which should provide a boost to the overall market. Assuming that inflation doesn't rear its ugly head again, and we think it won't, stocks could continue to make modest upward progress in the last half of the year.

   As always, we welcome your comments or questions.

                                                            David E. Nelson, CFA
                                                            Portfolio Manager

July 15, 1999
DJIA 11186.41

Portfolio Managers' Comments
Balanced Trust


Equity

   Value stocks showed encouraging signs of life in the second quarter. Meanwhile, smaller stocks seem to have risen from the dead. Of course, as we have said for some time, based on valuations this resurgence seemed long overdue. After such a lengthy "resting" period, it remains to be seen if this move is just a short-term bounce or a more sustainable long-term trend. Although attractive valuations of value stocks firmly support their return to favor, there is a tendency for these stocks to weaken late in the economic cycle due to their generally higher sensitivity to economic conditions. Fortunately, in our experience it is much easier to identify attractive companies for investment than to forecast the direction of the economy!

   Among the better performing stocks in the portfolio for the quarter were Tyco International, Molex, AMR and Kaydon. Notable in this group were two smaller companies--Molex and Kaydon--which are representative of the broadening market and of the rebound from a difficult first quarter, where these two companies were among the worst performers. The only significant underperformer was Compaq, where continued earnings weakness weighed heavily on the company. We continue to view Compaq favorably as a long-term holding in the technology industry.
Other underperformers included McDonald's, Fleetwood and Anheuser-Busch.

   The equity sector was repositioned to reduce the disparity of our holdings vis-a-vis the S&P 500. Positions were established in Unocal and Intel to build our energy and technology exposure. We eliminated positions in Fleetwood, Jostens, Ucar and YPF, along with our holdings in electric utilities. We also reduced our position in Kansas City Southern and Union Pacific. These companies have been successful investments for us and each at various times has been our largest stock position in the Fund. Kansas City Southern is particularly noteworthy because it has been an outstanding performer, having increased over four times since our initial purchase. Although still relatively appealing, our calculation of its intrinsic value no longer justifies the overemphasis relative to our other portfolio holdings.

Fixed Income

   During the quarter ended June 30, 1999, interest rates continued rising along the yield curve, with most maturities experiencing a 50 basis point(1) or greater increase--with the one exception being maturities of one year and under, which increased approximately 30 basis points. This quarter, coupled with the first quarter, has produced a 100 basis point increase in yields, which has significantly impacted bond market returns. This increase in yields is primarily a function of the expectation of future inflationary pressures rather than any actual reported inflationary pressure. This, along with the recent Federal Reserve tightening of credit, has the bond market on the ropes.

   It was very difficult to add value this quarter since spread assets, including corporate bonds and mortgage-backs, underperformed as the yield spreads on these securities widened. The one benefit that we realized was having a significant portion of the Fund invested in maturities of one year or less, which was the best performing maturity sector for this period.

--------------
(1) 100 basis points = 1%.

   During the quarter, we increased our position in corporate bonds to take advantage of the widening yield spread in this sector. We also added to our position in inflation-indexed notes, as these securities offer inflation protection at essentially no cost. Finally, we eliminated our position in the 6.50% mortgage-backed securities and invested the proceeds into 5-year Treasuries, which have become particularly cheap with the recent increase in interest rates.

   As to where we go from here, the economy continues to present a mixed picture insofar as most indicators of inflation are quite favorable, while on the other hand economic activity remains strong. Additionally, it is important to point out that the Federal Reserve has rarely raised rates just once during a cycle, so it is reasonably likely that there is at least one more tightening in the not too distant future. We are confident that the Federal Reserve is remaining vigilant with regard to inflation and, by maintaining this posture in the marketplace, will continue to inspire long-term optimism about inflation, which should lead to a favorable bond market in the period ahead. As always, we will monitor the situation closely.

   Although we are disappointed with our results over the last year, we know that this outcome was a result of a conscious decision to avoid unnecessary risk. Unfortunately, risk, from our perspective, has been excessively rewarded. Recent market trends give us great encouragement that our relative performance will improve as markets broaden out and more sensible valuations return. Thank you for your continued support.

Woodrow H. Uible, CFA                             Dale H. Rabiner, CFA
Equity Portfolio Manager                          Fixed Income Portfolio Manager

July 23, 1999
DJIA 10910.96

Portfolio Managers' Comments
U.S. Small-Capitalization Value Trust


For the quarter, the portfolio was up 21.1%, relative to a 16.6% return for the Russell 2000 Value, a 15.6% gain for the Russell 2000, and only a 7.1% rise in the S&P 500. Year-to-date, the portfolio has gained 9.0% compared to returns of 5.3% for the Russell 2000 Value, 9.3% for the Russell 2000, and 12.4% for the S&P 500.

   The second quarter was a strong reversal from the strong market trends that had dominated since late 1998. Prior to the second quarter, a narrowly focused group of large-cap and Internet stocks had risen dramatically, while the rest of the U.S. equity market lagged behind. In April, investors abruptly concluded that the global economy was gathering strength and that the crisis regions of the last two years had ceased deteriorating. This nascent global recovery, coupled with continued vigor in the U.S., led investors to focus on the economically sensitive stocks that would benefit from worldwide growth. The rush into these relatively smaller, hugely undervalued stocks generated swift and extensive price gains. As a result, small-caps rallied, with value stocks providing the greatest returns. Small-caps also benefited from another shift in investor sentiment, as an improving economy generated greater interest in small-caps -- a reversal of the "flight to quality" that was so prevalent in the last few years.

   A second catalyst to improved small-cap performance came from the recent increase in small-cap merger activity. For small-caps, merger and acquisition activity in the first quarter of 1999 exceeded corporate actions for all of 1998, and is on pace to set an annual record. Small-cap stocks have gotten so inexpensive that other corporations are pursuing buyouts as a cost-effective method of adding assets. This activity confirms that these stocks have fallen well below the companies' "fair market" value.

   The Fund's value portfolio benefited in the quarter from significant weightings in economically sensitive sectors such as manufacturing, steels, and chemicals. Before the second quarter, these stocks had lagged, as investors remained concerned about global economic difficulties. The companies had reached extreme valuation discounts and, subsequently, responded very positively to the worldwide stabilization. The portfolio also was aided by strong performance from oil services holdings (drillers, barge services, and exploration equipment). Our oil services holdings illustrate the power of the Fund's value-oriented investment discipline.

   Late in 1998, as oil prices fell below $11 and oil exploration dropped sharply, the oil services firms were facing severe demand cutbacks. Stock prices fell even more dramatically as analysts and investors abandoned the sector. As oil services stocks fell to less than half of prior year prices, our value process identified a number of these firms whose valuations more than adequately reflected their grimmer fundamental prospects. We do not forecast oil prices, but we did believe that at these low levels, moves upward were more likely than a further fall. When oil rallied in March, the oil services stocks responded with stock gains that were an important contribution to portfolio returns.

   Portfolio performance was also helped by our below-index weighting in financial services, particularly in banks. These stocks in general have had strong returns over the last few years, and as a result, we had significantly reduced our finance holdings. In contrast, these stocks have lagged throughout 1999, primarily due to the recent rise in interest rates. The main drag on performance for the quarter and the year was our low weighting in technology stocks. While these stocks have not had attractive valuations according to our investment disciplines, they have continued to generate strong returns, particularly in the Internet segment. We remain underweighted in this sector due to the extended valuations.

   The second quarter was a welcome break from the lengthy dominance of large-cap growth stocks. Even with the powerful price move in the quarter, small-cap value stocks remain at very attractive valuations. The price gains in the quarter have barely begun to close the extraordinary valuation gap that exists between large and small stocks. The improving world economy coupled with heavy merger activity should continue to propel these small stocks higher. In addition, the Fed's June rate hike signaled that they foresee a healthy economy without inflation that should further reassure small-cap investors.

   As always, we welcome the opportunity to discuss the portfolio and this report in more detail. If you have any questions or comments, please contact us.

Henry F. Otto                                                Steven M. Tonkovich
Managing Director                                            Managing Director


July 26, 1999
DJIA 10863.16

Performance Information
Legg Mason Investors Trust, Inc.


Total Returns for One Year, Five Years, and Life of Class, as of June 30, 1999

    The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

    Each Fund offers two classes of shares:Primary Class and Navigator Class. The Navigator Class of Balanced Trust has not commenced operations. Information about the Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

    The Funds' total returns as of June 30, 1999, were as follows:

                                 American Leading            Balanced            U.S. Small-Cap
                                  Companies Trust              Trust               Value Trust
-----------------------------------------------------------------------------------------------
Average Annual Total Return
  Primary Class:
    One Year                         +24.46%                  +1.89%                 -5.89%
    Five Years                       +21.83%                     N/A                    N/A
    Life of Class(A)                 +17.88%                 +10.30%                 -5.19%

Cumulative Total Return
  Primary Class:
    One Year                         +24.46%                  +1.89%                 -5.89%
    Five Years                      +168.40%                     N/A                    N/A
    Life of Class(A)                +160.99%                 +30.92%                 -5.41%
-----------------------------------------------------------------------------------------------

(A) Primary Class inception dates are:
    American Leading Companies Trust -- September 1, 1993
    Balanced Trust -- October 1, 1996
    U.S. Small-Cap Value Trust -- June 15, 1998

      American Leading Companies Trust

Selected Portfolio Performance*

      Strong performers for the 2nd quarter 1999                      Weak performers for the 2nd quarter 1999
      ------------------------------------------------------          -----------------------------------------
      1. Hewlett-Packard Company                      +48.2%          1. America Online, Inc.            -24.3%
      2. International Business Machines Corporation  +45.8%          2. Pfizer Inc.                     -20.9%
      3. MGIC Investment Corporation                  +38.7%          3. Amgen Inc.                      -18.7%
      4. Foundation Health Systems, Inc.              +23.1%          4. Storage Technology Corporation  -18.4%
      5. Minnesota Mining and Manufacturing                           5. Washington Mutual, Inc.         -13.5%
         Company (3M)                                 +22.9%

      * Securities held for the entire quarter.


      Portfolio Changes

      Securities added during the 2nd quarter 1999          Securities sold during the 2nd quarter 1999
      --------------------------------------------          -------------------------------------------
      Campbell Soup Company                                 Compaq Computer Corporation
      E.I. du Pont de Nemours and Company                   Schlumberger Limited
      McKesson HBOC, Inc.
      Rite Aid Corporation
      Saks Incorporated
      Waste Management Inc.
      Xerox Corporation

      Balanced Trust

Selected Portfolio Performance*

      Strong performers for the 2nd quarter 1999             Weak performers for the 2nd Quarter 1999
      ---------------------------------------------          -------------------------------------------
      1. Service Corporation International   +35.1%          1. Compaq Computer Corporation       -25.2%
      2. Tyco International Ltd.             +32.1%          2. McDonald's Corporation             -9.2%
      3. Molex Incorporated                  +21.7%          3. Anheuser-Busch Companies, Inc.     -6.9%
      4. AMR Corporation                     +16.5%          4. Government National Mortgage
      5. Kaydon Corporation                  +16.2%             Association, 6%, 8/15/28-11/15/28  -3.8%
                                                             5. United States Treasury Notes,
      * Securities held for the entire quarter.                 5.50%, 2/15/08                     -3.8%


      Portfolio Changes

      Securities added during the 2nd quarter 1999          Securities sold during the 2nd quarter 1999
      --------------------------------------------          -------------------------------------------
      Intel Corporation                                     Chiquita Brands International, Inc.,
      Merck & Co., Inc.                                       3.75%, Series B, Cv
      Post Properties, Inc.                                 Fannie Mae,
      SYSCO Corporation                                       7.37%, 4/1/04
      Union Pacific Corporation,                            Freddie Mac,
        7.375%, 5/15/01                                       6.50%, 1/1/26-5/1/28
      Union Pacific Corporation,                            Fleetwood Enterprises, Inc.
        5.78%, 10/15/01                                     Jostens, Inc.
      United States Treasury Notes,                         Kansas City Power &Light Company
        5.875%, 2/15/04                                     Korea Fund, Inc.
      Unocal Corporation                                    TNP Enterprises, Inc.
                                                            UCAR International, Inc.
                                                            United States Treasury Notes,
                                                              5.625%, 5/15/01
                                                            United States Treasury Notes,
                                                              6.50%, 5/31/01
                                                            United States Treasury STRIPS,
                                                              0%, 5/15/00
                                                            Western Resources, Inc.
                                                            YPF Sociedad Anonima ADR

      U.S. Small-Capitalization Value Trust(dagger)

      Strong performers for the 2nd quarter 1999*          Weak performers for the 2nd quarter 1999*
      -------------------------------------------          ----------------------------------------------
      1. Pamida Holdings Corporation      +268.0%          1. Leasing Solutions, Inc.              -67.6%
      2. Specialty Care Network, Inc.     +166.7%          2. Cole National Corporation            -56.5%
      3. Marshall Industries              +166.2%          3. The Stephan Co.                      -52.1%
      4. REX Stores Corporation           +157.8%          4. Motorcar Parts and Accessories, Inc. -52.0%
      5. MTI Technology Corp.             +136.2%          5. Hvide Marine Incorporated            -50.0%

      (dagger) Portfolio changes have not been reported for U.S. Small-Cap due to the heavy volume of trading during the quarter.

       *       Securities held for the entire quarter.

Portfolio of Investments
Legg Mason Investors Trust, Inc.
June 30, 1999 (Unaudited)
(Amounts in Thousands)

American Leading Companies Trust

                                                                                      Shares/Par              Value
      -----------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 94.8%
      Airlines -- 1.8%
      AMR Corporation                                                                      88               $  6,006(A)
                                                                                                            --------
      Automotive -- 1.6%
      Delphi Automotive Systems Corporation                                                35                    649
      Ford Motor Company                                                                   25                  1,411
      General Motors Corporation                                                           50                  3,300
                                                                                                            --------
                                                                                                               5,360
                                                                                                            --------
      Banking -- 12.0%
      Bank One Corporation                                                                139                  8,279
      BankAmerica Corporation                                                              74                  5,393
      Citigroup Inc.                                                                      266                 12,611
      Mellon Bank Corporation                                                              80                  2,910
      The Chase Manhattan Corporation                                                     133                 11,521
                                                                                                            --------
                                                                                                              40,714
                                                                                                            --------
      Capital Goods -- 0.8%
      General Electric Company                                                             25                  2,825
                                                                                                            --------
      Chemicals -- 0.6%
      E.I. du Pont de Nemours and Company                                                  30                  2,049
                                                                                                            --------
      Computer Services and Systems -- 10.0%
      Cisco Systems, Inc.                                                                  60                  3,870(A)
      Hewlett-Packard Company                                                              17                  1,739
      Intel Corporation                                                                   105                  6,248
      International Business Machines Corporation                                         120                 15,510
      Storage Technology Corporation                                                      290                  6,597(A)
                                                                                                            --------
                                                                                                              33,964
                                                                                                            --------
      Computer Software -- 1.1%
      Microsoft Corporation                                                                40                  3,608(A)
                                                                                                             --------
      Consumer Cyclicals -- 3.6%
      Mattel, Inc.                                                                        402                 10,628
      Wal-Mart Stores, Inc.                                                                34                  1,641
                                                                                                            --------
                                                                                                              12,269
                                                                                                            --------
      Consumer Staples -- 3.2%
      Avon Products, Inc.                                                                 125                  6,938
      Kimberly-Clark Corporation                                                           50                  2,850
      The Procter & Gamble Company                                                         12                  1,035
                                                                                                            --------
                                                                                                              10,823
                                                                                                            --------

                                                                                      Shares/Par              Value
      -----------------------------------------------------------------------------------------------------------------
      Electrical Equipment and Electronics -- 3.7%
      Koninklijke (Royal) Philips Electronics N.V.                                        124               $ 12,529(A)
                                                                                                            --------
      Energy -- 1.1%
      Exxon Corporation                                                                    15                  1,118
      Texaco, Inc.                                                                         40                  2,500
                                                                                                            --------
                                                                                                               3,618
                                                                                                            --------
      Financial Services -- 3.2%
      Fannie Mae                                                                           50                  3,419
      MGIC Investment Corporation                                                         150                  7,294
                                                                                                            --------
                                                                                                              10,713
                                                                                                            --------
      Food, Beverage and Tobacco -- 5.3%
      Dole Food Company, Inc.                                                             210                  6,169
      PepsiCo, Inc.                                                                        95                  3,675
      Philip Morris Companies, Inc.                                                       153                  6,149
      Sara Lee Corporation                                                                 90                  2,042
                                                                                                            --------
                                                                                                              18,035
                                                                                                            --------
      Food Services -- 0.4%
      Campbell Soup Company                                                                30                  1,391
                                                                                                            --------
      Health Care -- 8.0%
      Foundation Health Systems, Inc.                                                     500                  7,500(A)
      Johnson & Johnson                                                                    14                  1,392
      McKesson HBOC, Inc.                                                                 235                  7,549
      United HealthCare Corporation                                                       170                 10,646
                                                                                                            --------
                                                                                                              27,087
                                                                                                            --------
      Hotels and Motels -- 2.5%
      Hilton Hotels Corporation                                                           100                  1,419
      Starwood Hotels & Resorts Worldwide, Inc.                                           225                  6,876
                                                                                                            --------
                                                                                                               8,295
                                                                                                            --------
      Insurance -- 5.2%
      American International Group, Inc.                                                   11                  1,299
      Berkshire Hathaway Inc.-- Class B                                                     3                  6,720(A)
      Conseco, Inc.                                                                       310                  9,436
                                                                                                            --------
                                                                                                              17,455
                                                                                                            --------
      Manufacturing -- 0.7%
      Minnesota Mining and Manufacturing Company (3M)                                      28                  2,434
                                                                                                            --------

Legg Mason Investors Trust, Inc.


American Leading Companies Trust -- Continued

                                                                                      Shares/Par              Value
      -----------------------------------------------------------------------------------------------------------------
      Media -- 3.9%
      America Online, Inc.                                                                118               $ 13,039(A)
                                                                                                            --------
      Non-Hazardous Waste Disposal -- 1.6%
      Waste Management Inc.                                                               100                  5,375
                                                                                                            --------
      Office Automation and Equipment -- 1.7%
      Xerox Corporation                                                                   100                  5,906
                                                                                                            --------
      Pharmaceuticals -- 7.6%
      Amgen Inc.                                                                          122                  7,427(A)
      Bristol-Myers Squibb Company                                                         85                  5,987
      Merck & Co., Inc.                                                                    78                  5,772
      Pfizer Inc.                                                                          15                  1,646
      Schering-Plough Corporation                                                          93                  4,929
                                                                                                            --------
                                                                                                              25,761
                                                                                                            --------
      Real Estate -- 1.5%
      Equity Office Properties Trust                                                      200                  5,125
                                                                                                            --------
      Retail -- 2.4%
      Rite Aid Corporation                                                                330                  8,126
                                                                                                            --------
      Retail Sales -- 2.3%
      Saks Incorporated                                                                   120                  3,471(A)
      Toys "R" Us, Inc.                                                                   216                  4,468(A)
                                                                                                            --------
                                                                                                               7,939
                                                                                                            --------
      Savings and Loan -- 2.4%
      Washington Mutual, Inc.                                                             230                  8,136
                                                                                                            --------
      Telecommunications -- 4.8%
      AT&T Corp.                                                                           90                  5,023
      MCI WorldCom, Inc.                                                                  130                 11,188(A)
                                                                                                            --------
                                                                                                              16,211
                                                                                                            --------
      Transportation -- 1.8%
      Burlington Northern Santa Fe Corporation                                            200                  6,200
                                                                                                            --------
      Total Common Stocks and Equity Interests (Identified Cost-- $228,281)                                  320,993
      -----------------------------------------------------------------------------------------------------------------

                                                                                      Shares/Par              Value
      -----------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 7.0%
      Goldman, Sachs & Company
        5%, dated 6/30/99, to be repurchased at $7,902 on 7/1/99
        (Collateral:$8,738 Fannie Mae mortgage-backed securities,
        6%, due 2/1/29, value $8,201)                                                  $7,901               $  7,901

      Merrill Lynch & Co., Inc.
        4.80%, dated 6/30/99, to be repurchased at $7,902 on 7/1/99
        (Collateral:$8,481 Fannie Mae mortgage-backed securities,
        6.50%, due 4/1/29, value $8,180)                                                7,901                  7,901

      Morgan Stanley Dean Witter & Co.
        4.90%, dated 6/30/99, to be repurchased at $7,902 on 7/1/99
        (Collateral:$7,950 Federal Home Loan Bank government-backed
        securities, 5.16%, due 3/8/00, value $8,063)                                    7,900                  7,900
                                                                                                            --------
      Total Repurchase Agreements (Identified Cost-- $23,702)                                                 23,702
      -----------------------------------------------------------------------------------------------------------------
      Total Investments-- 101.8% (Identified Cost-- $251,983)                                                344,695
      Other Assets Less Liabilities-- (1.8)%                                                                  (5,964)
                                                                                                            --------
      NET ASSETS -- 100.0%                                                                                  $338,731
                                                                                                            ========
      NET ASSET VALUE PER SHARE                                                                               $20.72
                                                                                                              ======
      -----------------------------------------------------------------------------------------------------------------

      (A) Non-income producing.

Portfolio of Investments
Legg Mason Investors Trust, Inc.
June 30, 1999 (Unaudited)
(Amounts in Thousands)

Balanced Trust

                                                                                      Shares/Par              Value
      -----------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 59.7%
      Advertising/Media -- 1.5%
      Time Warner, Inc.                                                                    11                $   808
                                                                                                             -------
      Aerospace -- 1.1%
      Lockheed Martin Corporation                                                          16                    596
                                                                                                             -------
      Automotive -- 1.5%
      Ford Motor Company                                                                   15                    847
                                                                                                             -------
      Chemicals -- 3.0%
      Ferro Corporation                                                                    30                    825
      Potash Corporation of Saskatchewan, Inc.                                             16                    828
                                                                                                             -------
                                                                                                               1,653
                                                                                                             -------
      Computer Services and Systems -- 1.1%
      Compaq Computer Corporation                                                          25                    592
                                                                                                             -------
      Construction and Building Materials -- 1.3%
      Martin Marietta Materials, Inc.                                                      12                    708
                                                                                                             -------
      Electrical Equipment and Electronics -- 2.9%
      Intel Corporation                                                                    13                    774
      Molex Incorporated                                                                   25                    787
                                                                                                             -------
                                                                                                               1,561
                                                                                                             -------
      Energy -- 2.5%
      Phillips Petroleum Company                                                           14                    679
      Unocal Corporation                                                                   17                    674
                                                                                                             -------
                                                                                                               1,353
                                                                                                             -------
      Finance -- 10.2%
      Citigroup Inc.                                                                       32                  1,496
      Fannie Mae                                                                           22                  1,504
      H&R Block, Inc.                                                                      27                  1,350
      Marshall & Ilsley Corporation                                                        12                    772
      Mellon Bank Corporation                                                              12                    437
                                                                                                             -------
                                                                                                               5,559
                                                                                                             -------

                                                                                      Shares/Par              Value
      -----------------------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 6.4%
      Anheuser-Busch Companies, Inc.                                                       13                 $  886
      McDonald's Corporation                                                               25                  1,033
      Philip Morris Companies Inc.                                                         27                  1,085
      SYSCO Corporation                                                                    17                    507
                                                                                                             -------
                                                                                                               3,511
                                                                                                             -------
      Health Care -- 1.0%
      Abbott Laboratories                                                                  12                    523
                                                                                                             -------
      Insurance -- 0.9%
      Aetna Inc.                                                                            6                    492
                                                                                                             -------
      Investment Companies -- 1.8%
      Blackrock North American Government Income Trust, Inc.                              100                  1,000
                                                                                                             -------
      Manufacturing -- 4.8%
      Dover Corporation                                                                    18                    630
      Kaydon Corporation                                                                   39                  1,311
      Tyco International Ltd.                                                               8                    711
                                                                                                             -------
                                                                                                               2,652
                                                                                                             -------
      Pharmaceuticals -- 0.7%
      Merck & Co., Inc.                                                                     5                    370
                                                                                                             -------
      Real Estate Investment Trusts (REITS) -- 3.7%
      Chateau Communities, Inc.                                                            45                  1,347
      Post Properties, Inc.                                                                17                    697
                                                                                                             -------
                                                                                                               2,044
                                                                                                             -------
      Savings and Loan -- 2.5%
      Charter One Financial, Inc.                                                          49                  1,363
                                                                                                             -------
      Services -- 1.1%
      Service Corporation International                                                    32                    616
                                                                                                             -------
      Telecommunications -- 4.0%
      AT&T Corp.                                                                           28                  1,549
      Cincinnati Bell, Inc.                                                                15                    374
      Convergys Corporation                                                                15                    289(A)
                                                                                                             -------
                                                                                                               2,212
                                                                                                             -------

Legg Mason Investors Trust, Inc.


Balanced Trust -- Continued

                                                         Rate         Maturity Date         Shares/Par        Value
      -----------------------------------------------------------------------------------------------------------------
      Transportation -- 7.7%
      AMR Corporation                                                                            18          $ 1,194(A)
      GATX Corporation                                                                           25              933
      Kansas City Southern Industries, Inc.                                                      16            1,047
      Union Pacific Corporation                                                                  18            1,067
                                                                                                             -------
                                                                                                               4,241
                                                                                                             -------
      Total Common Stocks and Equity Interests
        (Identified Cost-- $26,924)                                                                           32,701
      -----------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 8.6%
      Associates Corporation of North America           5.50%           2/15/02              $  900              883
      Merrill Lynch & Co., Inc.                         6%             11/15/04               1,000              972
      Safeway Inc.                                      5.75%          11/15/00                 770              766
      Toronto-Dominion Bank                             7.875%          8/15/04                 825              827
      Union Pacific Corporation                         7.375%          5/15/01                 200              203
      Union Pacific Corporation                         5.78%          10/15/01               1,050            1,034
                                                                                                             -------
      Total Corporate Bonds and Notes
        (Identified Cost -- $4,769)                                                                            4,685
      -----------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 29.4%
      Inflation-Indexed Securities(B) -- 4.2%
      United States Treasury Inflation-Indexed                        7/15/02 to
        Security                                        3.625%          1/15/08               2,329            2,290
                                                                                                             -------
      Medium-Term Notes -- 3.6%
      Fannie Mae                                        5.60%           2/2/01                1,000              997
      Federal Farm Credit Bank                          5.52%           2/25/02               1,000              994
                                                                                                             -------
                                                                                                               1,991
                                                                                                             -------
      Mortgage-Backed Securities -- 10.4%
      Fannie Mae                                        6%            12/1/25 to
                                                                       10/1/28                2,972            2,795
      Freddie Mac                                       6%              3/1/26                   71               67
      Government National Mortgage Association          6%            8/15/28 to
                                                                       12/15/28               3,038            2,839
                                                                                                             -------
                                                                                                               5,701
                                                                                                             -------
      Treasury Notes/STRIPS(C) -- 11.2%
      United States Treasury Notes                      6.25%           6/30/02                 500              508
      United States Treasury Notes                      5.25%           8/15/03                 900              885
      United States Treasury Notes                      5.875%          2/15/04               1,250            1,258

                                                         Rate         Maturity Date         Shares/Par        Value
      -----------------------------------------------------------------------------------------------------------------
      United States Treasury Notes                       5.50%          2/15/08               $ 900          $   876
      United States Treasury STRIPS                      0%           2/15/02 to
                                                                        8/15/05               3,600            2,640
                                                                                                             -------
                                                                                                               6,167
                                                                                                             -------
      Total U.S. Government and Agency Obligations
        (Identified Cost-- $16,617)                                                                           16,149
      -----------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.8%
      State Street Bank & Trust Company
        3.50%, dated 6/30/99, to be repurchased at $973 on 7/1/99
        (Collateral: $985 Fannie Mae mortgage-backed securities,
        5%, due 1/11/01, value $998)
        (Identified Cost -- $973)                                                               973              973
      -----------------------------------------------------------------------------------------------------------------
      Total Investments-- 99.5% (Identified Cost -- $49,283)                                                  54,508
      Other Assets Less Liabilities-- 0.5%                                                                       256
                                                                                                             -------
      NET ASSETS -- 100.0%                                                                                   $54,764
                                                                                                             =======
      NET ASSET VALUE PER SHARE                                                                               $12.27
                                                                                                              ======
      -----------------------------------------------------------------------------------------------------------------

      (A) Non-income producing.
      (B) United States Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
      (C) Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield-to-maturity.

Portfolio of Investments
Legg Mason Investors Trust, Inc.
June 30, 1999 (Unaudited)
(Amounts in Thousands)

U.S. Small-Capitalization Value Trust

                                                                                          Shares/Par           Value
      -----------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 93.5%
      Aerospace/Defense -- 1.1%
      Alliant Techsystems Inc.                                                                 5             $   407(A)
      Allied Research Corporation                                                              3                  18(A)
      EDO Corporation                                                                          4                  30
      ESCO Electronics Corporation                                                             9                 109(A)
      Herley Industries, Inc.                                                                  3                  37(A)
      International Airline Support Group, Inc.                                                2                   6(A)
      Kaman Corporation                                                                       14                 226
      Miltope Group Inc.                                                                       1                   1(A)
      SIFCO Industries, Inc.                                                                   3                  26
      SPACEHAB, Incorporated                                                                   6                  31(A)
                                                                                                             -------
                                                                                                                 891
                                                                                                             -------
      Apparel -- 5.0%
      Catherines Store Corporation                                                             3                  33
      Deb Shops, Inc.                                                                          2                  40
      Fruit Of The Loom, Inc.                                                                 50                 489
      Garan, Incorporated                                                                      4                 119
      Genesco Inc.                                                                            19                 274(A)
      Goody's Family Clothing, Inc.                                                           25                 281(A)
      Jones Apparel Group, Inc.                                                               10                 330
      Kellwood Company                                                                        11                 301
      Maxwell Shoe Company Inc.                                                                6                  54(A)
      Nautica Enterprises, Inc.                                                               37                 628(A)
      Oxford Industries, Inc.                                                                  6                 161
      Paul Harris Stores, Inc.                                                                 8                  55(A)
      Perry Ellis International, Inc.                                                          4                  50
      PremiumWear, Inc.                                                                        1                   5
      R. G. Barry Corporation                                                                  6                  49(A)
      S&K Famous Brands, Inc.                                                                  3                  31(A)
      Sport-Haley, Inc.                                                                        3                  14(A)
      St. John Knits, Inc.                                                                    11                 331
      Superior Uniform Group Inc.                                                              1                  16
      Syms Corp.                                                                              13                 103(A)
      Tandy Brands Accessories, Inc.                                                           2                  36(A)
      The Dress Barn, Inc.                                                                    17                 264(A)
      The Timberland Company                                                                   8                 565(A)
                                                                                                             -------
                                                                                                               4,229
                                                                                                             -------
      Automotive -- 3.0%
      Arvin Industries, Inc.                                                                  12                 466
      Autocam Corporation                                                                      2                  33

                                                                                          Shares/Par           Value
      -----------------------------------------------------------------------------------------------------------------
      Automotive -- Continued
      Bandag, Incorporated                                                                    12             $   427
      Barnes Group Inc.                                                                       12                 265
      Collins Industries, Inc.                                                                 5                  29
      Dura Automotive Systems, Inc.                                                            9                 307(A)
      Durakon Industries, Inc.                                                                 4                  58(A)
      Edelbrock Corporation                                                                    1                  13
      Featherlite Inc.                                                                         2                  16(A)
      Monaco Coach Corporation                                                                 4                 171(A)
      Monro Muffler Brake, Inc.                                                                5                  42(A)
      Motorcar Parts and Accessories, Inc.                                                     4                  24(A)
      R & B, Inc.                                                                              6                  47(A)
      Simpson Industries, Inc.                                                                14                 139
      Strattec Security Corporation                                                            2                  78(A)
      TBC Corporation                                                                         15                 102(A)
      The Standard Products Company                                                           11                 272
                                                                                                             -------
                                                                                                               2,489
                                                                                                             -------
      Broadcast/Media -- 0.1%
      Courier Corporation                                                                      2                  35
      VDI Media                                                                                7                  47
                                                                                                             -------
                                                                                                                  82
                                                                                                             -------
      Chemicals -- 2.7%
      A. Schulman, Inc.                                                                       19                 328
      Aceto Corporation                                                                      N.M.                  2
      American Vanguard Corporation                                                            1                   6
      Atlantis Plastics, Inc.                                                                  2                  32(A)
      Balchem Corporation                                                                      3                  17
      Ethyl Corporation                                                                       63                 376
      Georgia Gulf Corporation                                                                22                 371
      International Specialty Products Inc.                                                   22                 224
      NL Industries, Inc.                                                                     39                 433
      Northern Technologies International Corporation                                          2                  17
      Quaker Chemical Corporation                                                              7                 109
      Stepan Company                                                                           7                 185
      Sybron Chemicals Inc.                                                                    4                  69(A)
      TETRA Technologies, Inc.                                                                 2                  20(A)
      The General Chemical Group Inc.                                                         15                  48
                                                                                                             -------
                                                                                                               2,237
                                                                                                             -------
      Commercial/Industrial Services -- 5.6%
      ADVO, Inc.                                                                              16                 330
      Alternative Resources Corporation                                                        5                  36

                                                                              23

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                          Shares/Par           Value
      -----------------------------------------------------------------------------------------------------------------
      Commercial/Industrial Services -- Continued
      BancTec, Inc.                                                                           13              $  239(A)
      BCT International, Inc.                                                                  3                   7(A)
      Bell Microproducts Inc.                                                                  7                  45
      BHA Group Holdings, Inc.                                                                 4                  31
      Business Resource Group                                                                  1                   3
      Butler Manufacturing Company                                                             5                 137
      Cadmus Communications Corporation                                                        5                  65
      Cameron Ashley Building Products, Inc.                                                   6                  67(A)
      CDI Corp.                                                                               14                 463(A)
      Children's Comprehensive Services, Inc.                                                  3                  22
      Cogeneration Corporation of America                                                      5                  71(A)
      Corrpro Companies                                                                        5                  45
      CORT Business Services Corporation                                                       7                 163(A)
      Data Processing Resources Corporation                                                    1                  33
      Electro Rent Corporation                                                                 6                  65
      Ellett Brothers, Inc.                                                                    5                  40
      Ennis Business Forms                                                                    12                 104
      Exponent, Inc.                                                                           3                  24(A)
      FiberMark, Inc.                                                                          5                  70(A)
      Fleming Companies, Inc.                                                                  8                  92
      Franklin Covey Co.                                                                      16                 116(A)
      FTI Consulting, Inc.                                                                     3                  16(A)
      General Employment Enterprises, Inc.                                                     2                   8
      Gradco Systems, Inc.                                                                     5                  14(A)
      GRC International, Inc.                                                                  3                  28(A)
      Healthcare Services Group, Inc.                                                          3                  31(A)
      Kennametal Inc.                                                                         15                 468
      Lawson Products, Inc.                                                                    6                 146
      Leasing Solutions, Inc.                                                                  4                   3(A)
      Mail-Well, Inc.                                                                         17                 270(A)
      Mercury Air Group, Inc.                                                                  2                  11
      Merrill Corporation                                                                     11                 159
      Nash-Finch Company                                                                       5                  52
      National Technical Systems, Inc.                                                         6                  26
      Olsten Corporation                                                                       1                   4
      Perini Corporation                                                                       4                  23(A)
      Personal Group Of America, Inc.                                                         20                 199
      Physicians' Specialty Corp.                                                              3                  24(A)
      PrimeSource Corporation                                                                  4                  22
      Prophet 21, Inc.                                                                         3                  20
      Refac                                                                                    3                  17
      RemedyTemp, Inc.                                                                         7                  89

                                                                                          Shares/Par           Value
      -----------------------------------------------------------------------------------------------------------------
      Commercial/Industrial Services -- Continued
      Robertson-Ceco Corporation                                                               4              $   37(A)
      Rush Enterprises, Inc.                                                                   2                  24(A)
      SOS Staffing Services, Inc.                                                             10                  50(A)
      Staff Leasing, Inc.                                                                     11                 138
      The Turner Corporation                                                                   2                  42(A)
      Veritas DGC Inc.                                                                        15                 280(A)
      Vestcom International, Inc.                                                              7                  23
      Westaff, Inc.                                                                           12                  69(A)
      Winsloew Furniture, Inc.                                                                 5                 178(A)
      Winston Resources, Inc.                                                                  2                  10(A)
                                                                                                             -------
                                                                                                               4,749
                                                                                                             -------
      Computer Services and Systems -- 1.8%
      ANSYS, Inc.                                                                              6                  59
      Autologic Information International, Inc.                                                1                   5(A)
      Avant! Corporation                                                                      25                 313
      Boundless Corporation                                                                    1                   8
      CfI ProServices Inc.                                                                     4                  43
      CHS Electronics, Inc.                                                                   42                 183(A)
      Cognitronics Corporation                                                                 3                  38(A)
      Cotelligent, Inc.                                                                        1                  11
      Kentek Information Systems, Inc.                                                         4                  29
      MSC.Software Corp.                                                                       9                  54
      MTI Technology Corp.                                                                     6                  81(A)
      MTS Systems Corporation                                                                 10                 118
      NeoMagic Corporation                                                                    20                 164(A)
      ONTRACK Data International Inc.                                                          7                  35(A)
      PSC Inc.                                                                                 9                  87(A)
      Saga Systems, Inc.                                                                      19                 238
      Scan-Optics, Inc.                                                                        5                  23(A)
      Software Spectrum, Inc.                                                                  1                  10
                                                                                                             -------
                                                                                                               1,499
                                                                                                             -------
      Construction and Building Materials -- 6.2%
      American Homestar Corporation                                                           14                  95
      Ameron International Corporation                                                         3                 115
      Aztec Manufacturing Co.                                                                  4                  40
      Baltek Corporation                                                                       1                   5(A)
      Beazer Homes USA, Inc.                                                                   5                 109(A)
      Building Materials Holding Corporation                                                   9                  99(A)
      Cavalier Homes, Inc.                                                                    14                 111
      Dayton Superior Corporation                                                              4                  67
      Del Webb Corporation                                                                    14                 327

                                                                              25

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                          Shares/Par           Value
      -----------------------------------------------------------------------------------------------------------------
      Construction and Building Materials -- Continued
      Dominion Homes, Inc.                                                                     4              $   30(A)
      Drew Industries Incorporated                                                             9                 106
      Engle Homes, Inc.                                                                        8                 111
      Fleetwood Enterprises, Inc.                                                             22                 571
      Homebase, Inc.                                                                          23                 145
      Hovnanian Enterprises, Inc.                                                             16                 140(A)
      Hughes Supply, Inc.                                                                     16                 487
      International Aluminum Corporation                                                       2                  63
      Lone Star Industries, Inc.                                                               8                 308
      M/I Schottenstein Homes, Inc.                                                            6                 111
      McGrath Rentcorp                                                                         4                  82
      Meadow Valley Corporation                                                                1                   4
      Miller Building Systems, Inc.                                                            2                   9
      Oakwood Homes Corporation                                                               20                 266
      Patrick Industries, Inc.                                                                 4                  55
      Republic Group Incorporated                                                              7                 133
      Skyline Corporation                                                                      7                 199
      Southern Energy Homes, Inc.                                                              9                  46(A)
      Standard Pacific Corp.                                                                  22                 287
      The Fortress Group, Inc.                                                                 8                  11
      The Ryland Group, Inc.                                                                  11                 332
      Toll Brothers, Inc.                                                                     18                 377
      U.S. Home Corporation                                                                    9                 330(A)
      Washington Homes, Inc.                                                                   3                  21(A)
                                                                                                             -------
                                                                                                               5,192
                                                                                                             -------
      Consumer Durables -- 2.7%
      Boston Acoustics, Inc.                                                                   4                  67
      Catalina Lighting, Inc.                                                                  3                  14(A)
      Central Garden & Pet Company                                                            21                 216
      Chromcraft Revington, Inc.                                                               8                 115(A)
      Cobra Electronics Corporation                                                            3                  14(A)
      Concord Camera Corp.                                                                     7                  37(A)
      Congoleum Corporation                                                                    6                  44(A)
      Conso International Corporation                                                          5                  29(A)
      EKCO Group, Inc.                                                                        13                  50(A)
      Fedders Corporation                                                                      8                  55
      Flexsteel Industries, Inc.                                                               4                  55
      Harman International Industries, Incorporated                                            7                 308
      Home Products International, Inc.                                                        6                  47(A)
      Koss Corporation                                                                         2                  28(A)
      Libbey Inc.                                                                             12                 348

                                                                                          Shares/Par           Value
      -----------------------------------------------------------------------------------------------------------------
      Consumer Durables -- Continued
      Lifetime Hoan Corporation                                                                5             $    42
      Mikasa, Inc.                                                                             8                  86
      O'Sullivan Industry Holdings, Inc.                                                       3                  49(A)
      Pulaski Furniture Corporation                                                            2                  37
      Russ Berrie and Company, Inc.                                                           14                 346
      The L. S. Starrett Company                                                               4                 113
      The Rowe Companies                                                                       9                  96
      The York Group, Inc.                                                                     6                  48
                                                                                                             -------
                                                                                                               2,244
                                                                                                             -------
      Consumer Non-Durables -- 0.6%
      CCA Industries, Inc.                                                                     3                   5(A)
      Educational Development Corporation                                                      3                   7
      French Fragrances, Inc.                                                                 10                  76(A)
      Jean Philippe Fragrances, Inc.                                                           3                  22(A)
      Nature's Sunshine Products, Inc.                                                        13                 141
      Ocular Sciences, Inc.                                                                    5                  89
      Rural/Metro Corporation                                                                 11                 105(A)
      Seattle FilmWorks, Inc.                                                                 11                  32(A)
      The Stephan Co.                                                                          3                  10
                                                                                                             -------
                                                                                                                 487
                                                                                                             -------
      Electrical Equipment and Electronics -- 3.6%
      Acme Electric Corporation                                                                3                  16(A)
      Aerovox Incorporated                                                                     1                   3
      Align-Rite International, Inc.                                                           4                  57(A)
      Amistar Corporation                                                                      1                   3(A)
      Axsys Technologies, Inc.                                                                 2                  26(A)
      Cable Design Technologies Corporation                                                   21                 326
      CompuCom Systems, Inc.                                                                  24                 100(A)
      Detection Systems, Inc.                                                                  3                  25
      Diodes Incorporated                                                                      3                  29(A)
      Encore Wire Corporation                                                                 12                 105
      General Semiconductor, Inc.                                                             25                 229(A)
      Graham Corporation                                                                       1                  10(A)
      InaCom Corp.                                                                            29                 364(A)
      LaBarge, Inc.                                                                            6                  11(A)
      MagneTek, Inc.                                                                          33                 352(A)
      Marshall Industries                                                                      3                  90(A)
      Microsemi Corporation                                                                    4                  40(A)
      Nu Horizons Electronics Corp.                                                            7                  47(A)
      Orbit International Corp.                                                                1                   2(A)
      Percon Incorporated                                                                      3                  23(A)
      Pioneer-Standard Electronics, Inc.                                                      18                 216
      Powell Industries, Inc.                                                                  8                  74(A)

                                                                              27

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                          Shares/Par           Value
      -----------------------------------------------------------------------------------------------------------------
      Electrical Equipment and Electronics -- Continued
      Recoton Corporation                                                                      9             $    80(A)
      Reliability Incorporated                                                                 4                  21(A)
      RF Monolithics, Inc.                                                                     3                  27(A)
      Richardson Electronics, Ltd.                                                             8                  57
      Savoir Technology Group, Inc.                                                            3                  25(A)
      Sparton Corporation                                                                      1                   8(A)
      The Cherry Corporation                                                                   5                  67
      Triumph Group, Inc.                                                                      9                 227
      UCAR International, Inc.                                                                14                 343(A)
      Video Display Corporation                                                                1                   7(A)
      Woodhead Industries, Inc.                                                                2                  27
                                                                                                             -------
                                                                                                               3,037
                                                                                                             -------
      Entertainment and Leisure -- 2.6%
      Anchor Gaming                                                                            8                 394(A)
      Arctic Cat, Inc.                                                                        20                 182
      Black Hawk Gaming & Development Company, Inc.                                            1                   7
      Boyd Gaming Corporation                                                                 45                 313(A)
      Cannondale Corporation                                                                   6                  66(A)
      Equity Marketing, Inc.                                                                   3                  30(A)
      Holiday RV Superstores, Incorporated                                                     1                   2(A)
      Inland Entertainment Corporation                                                         3                   8(A)
      K2 Inc.                                                                                 12                 111
      Lady Luck Gaming Corporation                                                             3                  14
      Lakes Gaming, Inc.                                                                       8                  84
      Lodgian, Inc.                                                                           11                  73(A)
      Play By Play Toys & Novelties, Inc.                                                      4                  16(A)
      PlayCore, Inc.                                                                           3                  18(A)
      Prime Hospitality Corp.                                                                 41                 497(A)
      Quintel Communications, Inc.                                                             7                  10(A)
      Scientific Games Holdings Corp.                                                          8                 160(A)
      Suburban Lodges of America, Inc.                                                        12                  75(A)
      Winnebago Industries, Inc.                                                               7                 166
                                                                                                             -------
                                                                                                               2,226
                                                                                                             -------
      Financial Services -- 6.6%
      Advanta Corp.                                                                           18                 320
      Amplicon, Inc.                                                                           6                  87
      AMRESCO, INC.                                                                           37                 236(A)
      Arcadia Financial Ltd.                                                                  28                 219(A)
      ARM Financial Group, Inc.                                                               18                 151
      BankAtlantic Bancorp, Inc.                                                              23                 165
      Community Bank System, Inc.                                                              2                  51
      Consumer Portfolio Services                                                             10                  16

                                                                                          Shares/Par           Value
      -----------------------------------------------------------------------------------------------------------------
      Financial Services -- Continued
      Corrus Bankshares, Inc.                                                                 11             $   347
      CPB Inc.                                                                                 2                  64
      Credit Acceptance Corporation                                                           10                  62
      Delta Financial Corporation                                                             11                  67(A)
      Downey Financial Corp.                                                                  12                 254
      DVI, Inc.                                                                                3                  53
      Enhance Financial Services Group, Inc.                                                  29                 563
      Fidelity National Financial, Inc.                                                       23                 487
      First Alliance Corporation                                                              14                  49(A)
      First Citizens Bancshares Inc.                                                           3                 202
      FirstCity Financial Corporation                                                          5                  29(A)
      FirstFed Financial Corp.                                                                14                 277(A)
      GBC Bancorp                                                                              2                  41
      Hambrecht & Quist Group                                                                  6                 226(A)
      Hamilton Bancorp Inc.                                                                    8                 180
      Hawthorne Financial Corporation                                                          1                  16(A)
      Interpool, Inc.                                                                         11                 143
      JWGenesis Financial Corp.                                                                2                  28(A)
      Litchfield Financial Corporation                                                         2                  37
      Merchants Bancshares, Inc.                                                               3                  64
      MetroWest Bank                                                                           4                  29
      MidAmerica Bancorp                                                                     N.M.                  2
      National City Bancorporation                                                             7                 138
      Pacific Crest Capital, Inc.                                                              2                  31
      Parkvale Financial Corporation                                                           5                 102
      Radian Group, Inc.                                                                       5                 255
      Resource Bancshares Mortgage Group, Inc.                                                17                 175
      Sterling Financial Corporation                                                           6                  84
      Stifel Financial Corp.                                                                   2                  20
      Sunrise International Leasing Corporation                                                5                  24(A)
      TFC Enterprises, Inc.                                                                    1                   1
      USBANCORP, Inc.                                                                         10                 157
      World Acceptance Corporation                                                            14                  71(A)
                                                                                                             -------
                                                                                                               5,523
                                                                                                             -------
      Food, Beverage and Tobacco -- 3.0%
      Cagle's, Inc.                                                                            4                  65
      Cal-Maine Foods, Inc.                                                                    5                  24
      Eagle Food Centers, Inc.                                                                 6                  18(A)
      Fresh America Corporation                                                                3                  36
      General Cigar Holdings, Inc.                                                            14                 108(A)
      Herbalife International, Inc.                                                           21                 234
      M&F Worldwide Corp.                                                                     13                 103(A)

                                                                              29

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                          Shares/Par           Value
      -----------------------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- Continued
      Marsh Supermarkets, Inc.                                                                 3             $    49
      Natural Alternatives International, Inc.                                                 4                  15(A)
      Pilgrim's Pride Corporation                                                              8                 237
      R.H. Phillips, Inc.                                                                      2                   5
      Richfood Holdings, Inc.                                                                 29                 509
      Rocky Mountain Chocolate Factory, Inc.                                                   2                  11(A)
      Schweitzer-Mauduit International, Inc.                                                  12                 179
      Standard Commercial Corporation                                                          7                  41
      Suprema Specialties, Inc.                                                                1                   8(A)
      Sylvan, Inc.                                                                             3                  34
      Todhunter International, Inc.                                                            2                  17(A)
      Universal Corporation                                                                   25                 702
      Weider Nutrition International, Inc.                                                    15                  63
      WLR Foods, Inc.                                                                         12                 100
                                                                                                             -------
                                                                                                               2,558
                                                                                                             -------
      Gas/Pipeline -- 4.2%
      Adams Resources & Energy                                                                 3                  21
      Eagle Geophysical, Inc.                                                                  1                   1
      EnergySouth, Inc.                                                                      N.M.                  8
      Friede Goldman International Inc.                                                        5                  72
      Frontier Oil Corporation                                                                19                 131(A)
      Gulf Islands Fabrication, Inc.                                                           8                 100(A)
      Lufkin Industries, Inc.                                                                  5                  96
      Mitcham Industries, Inc.                                                                 7                  26(A)
      National-Oilwell, Inc.                                                                  36                 506(A)
      Penn Virginia Corporation                                                                6                 125
      Petroleum Development Corporation                                                        5                  21
      Pool Energy Services Co.                                                                11                 213(A)
      Pride International, Inc.                                                               36                 382(A)
      SEACOR Smit Inc.                                                                        10                 514(A)
      Seitel, Inc.                                                                             8                 134(A)
      Tesoro Petroleum Corporation                                                             9                 148(A)
      Trico Marine Services, Inc.                                                             15                  97(A)
      Tuboscope Inc.                                                                          22                 298(A)
      Varco International, Inc.                                                               44                 482(A)
      World Fuel Services Corporation                                                          9                 125
                                                                                                             -------
                                                                                                               3,500
                                                                                                             -------
      Health Care -- 3.0%
      ADAC Laboratories                                                                        3                  22
      Advocat, Inc.                                                                            4                   8
      American Dental Technologies, Inc.                                                       5                  19(A)

                                                                                          Shares/Par           Value
      -----------------------------------------------------------------------------------------------------------------
      Health Care -- Continued
      American Physicians Service Group, Inc.                                                  2             $     6(A)
      AmeriPath, Inc.                                                                         16                 136
      Beverly Enterprises, Inc.                                                               77                 620(A)
      BioSource International, Inc.                                                            1                   3(A)
      Carematrix Corporation                                                                   8                 102
      Castle Dental Centers, Inc.                                                              5                  31
      Coast Dental Services, Inc.                                                              6                  27
      Curative Health Services, Inc.                                                           2                  10
      Genesis Health Ventures, Inc.                                                           24                  72(A)
      Healthcare Recoveries, Inc.                                                              7                  33
      Horizon Health Corporation                                                               4                  30(A)
      Innovative Clinical Solutions, LTD                                                      15                  24
      Integrated Health Services, Inc.                                                        35                 282(A)
      Medstone International, Inc.                                                             4                  28(A)
      Mesa Laboratories, Inc.                                                                  2                   8(A)
      MIM Corporation                                                                         13                  33
      Monarch Dental Corporation                                                               3                   9
      Moore Medical Corporation                                                                2                  23
      Pediatrix Medical Group, Inc.                                                            9                 198
      ProMedCo Management Company                                                             16                  61(A)
      Raytel Medical Corporation                                                               6                  27(A)
      RehabCare Group, Inc.                                                                    2                  41(A)
      Response Oncology, Inc.                                                                  9                  26(A)
      Serologicals Corporation                                                                15                 120
      Sierra Health Services, Inc.                                                            20                 292(A)
      Specialty Care Network, Inc.                                                             6                  10(A)
      Unilab Corporation                                                                      28                 166(A)
      USANA, Inc.                                                                              2                  16
      Utah Medical Products, Inc.                                                              3                  26(A)
                                                                                                             -------
                                                                                                               2,509
                                                                                                             -------
      Industrial -- 5.1%
      ACX Technologies, Inc.                                                                  20                 322(A)
      AGCO Corporation                                                                        43                 486
      Alamo Group Inc.                                                                         4                  34
      American Biltrite, Inc.                                                                  3                  51
      Ampco-Pittsburgh Corporation                                                             7                  85
      Bairnco Corporation                                                                      6                  41
      Baldwin Technology Company, Inc.                                                        13                  39(A)
      Bridgeport Machines, Inc.                                                                4                  37(A)
      Cascade Corporation                                                                      9                 122
      Channell Commercial Corporation                                                          5                  49(A)

                                                                              31

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                          Shares/Par           Value
      -----------------------------------------------------------------------------------------------------------------
      Industrial -- Continued
      Chart Industries, Inc.                                                                   3             $    22
      Commercial Intertech Corp.                                                              11                 172
      CPAC, Inc.                                                                               4                  31
      DT Industries, Inc.                                                                      7                  66
      Flowserve Corporation                                                                   16                 311
      Gehl Company                                                                             4                  71(A)
      Gentek, Inc.                                                                            15                 211
      Gleason Corporation                                                                      6                 101
      Hardinge, Inc.                                                                           7                 130
      Hirsch International Corp.                                                               5                  11(A)
      Holly Corporation                                                                        6                  83
      ITEQ, Inc.                                                                              19                  40(A)
      Lindsay Manufacturing Co.                                                                3                  44
      Lydall, Inc.                                                                             4                  49(A)
      Milacron Inc.                                                                           28                 514
      O.I. Corporation                                                                         2                   9(A)
      Printware, Inc.                                                                          2                   5(A)
      Regal-Beloit Corporation                                                                13                 312
      Specialty Equipment Companies, Inc.                                                      8                 241(A)
      Summa Industries                                                                         3                  38(A)
      Supreme Industries, Inc.                                                                 5                  46(A)
      TB Wood's Corporation                                                                    4                  44
      Tech/Ops Sevcon, Inc.                                                                    2                  28
      The Carbide/Graphite Group, Inc.                                                         6                  82(A)
      Watts Industries, Inc.                                                                  20                 374
                                                                                                             -------
                                                                                                               4,301
                                                                                                             -------
      Insurance -- 8.5%
      Acceptance Insurance Companies Inc.                                                     11                 161(A)
      AmerUs Life Holdings, Inc.                                                              22                 594
      Amwest Insurance                                                                         3                  30
      Atlantic American Corporation                                                            1                   6
      Bancinsurance Corporation                                                                2                  13(A)
      Capital Re Corporation                                                                  23                 366
      Chartwell Re Corporation                                                                 7                 134
      Delphi Financial Group, Inc.                                                            10                 359
      Donegal Group Inc.                                                                       6                  71
      EMC Insurance Group, Inc.                                                                5                  55
      Foremost Corporation of America                                                         20                 440
      Frontier Insurance Group, Inc.                                                          27                 417
      Harleysville Group Inc.                                                                 22                 449
      Kaye Group Inc.                                                                          4                  35

                                                                                          Shares/Par           Value
      -----------------------------------------------------------------------------------------------------------------
      Insurance -- Continued
      LandAmerica Financial Group, Inc.                                                        9             $   264
      Life USA Holding, Inc.                                                                  14                 275
      Merchants Group, Inc.                                                                    1                  22
      MMI Companies, Inc.                                                                     12                 202
      Mobile America Corporation                                                               5                  17
      National Western Life Insurance Company                                                  3                 250(A)
      Nymagic, Inc.                                                                            3                  52
      Orion Capital Corporation                                                                4                 144
      Penn Treaty American Corporation                                                         6                 137
      Penn-America Group, Inc.                                                                 6                  64
      Presidential Life Corporation                                                            1                  14
      Professionals Group, Inc.                                                                4                 135
      PXRE Corporation                                                                         9                 165
      SCPIE Holdings Inc.                                                                      4                 137
      Selective Insurance Group, Inc.                                                         21                 402
      Standard Management Corporation                                                          5                  32(A)
      Stewart Information Services Corporation                                                11                 224
      The Centris Group, Inc.                                                                  8                  78
      The Commerce Group, Inc.                                                                26                 636
      The Midland Company                                                                      3                  86
      The Navigators Group, Inc.                                                               6                  92(A)
      Trenwick Group Inc.                                                                      6                 158
      Unico American Corporation                                                               4                  43
      XL Capital Ltd.                                                                          7                 377
                                                                                                             -------
                                                                                                               7,136
                                                                                                             -------
      Metals/Mining -- 6.5%
      Alltrista Corporation                                                                    6                 191(A)
      Amcast Industrial Corporation                                                            7                 113
      Armco Inc.                                                                              78                 517(A)
      Atchison Casting Corporation                                                             5                  56(A)
      Bayou Steel Corporation                                                                  9                  35(A)
      Carpenter Technology Corporation                                                        21                 611
      Chase Industries, Inc.                                                                  11                  93(A)
      Citation Corporation                                                                    11                 182(A)
      Cleveland-Cliffs Inc.                                                                    8                 272
      Commercial Metals Company                                                               11                 313
      Easco, Inc.                                                                              2                  18
      Fansteel Inc.                                                                            2                  10
      Friedman Industries, Incorporated                                                        5                  19
      Intermet Corporation                                                                    19                 281
      Lindberg Corporation                                                                     4                  41

                                                                              33

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                          Shares/Par           Value
      -----------------------------------------------------------------------------------------------------------------
      Metals/Mining -- Continued
      Metals USA, Inc.                                                                        28             $   357(A)
      National Steel Corporation                                                              23                 190
      Niagara Corporation                                                                      4                  21(A)
      Northwest Pipe Company                                                                   4                  73(A)
      Penn Engineering & Manufacturing Corp.                                                   4                  90
      Quanex Corporation                                                                      10                 294
      Roanoke Electric Steel Corporation                                                       3                  57
      ROHN Industries, Inc.                                                                   34                  47(A)
      RTI International Metals, Inc.                                                          15                 217(A)
      Shiloh Industries, Inc.                                                                  4                  55(A)
      Special Metals Corporation                                                              11                  65(A)
      Steel Technologies Inc.                                                                  8                  72
      Texas Industries, Inc.                                                                  15                 562
      The Shaw Group Inc.                                                                      8                 125(A)
      Titanium Metals Corporation                                                             17                 187
      Universal Stainless & Alloy Products, Inc.                                               4                  25(A)
      Webco Industries, Inc.                                                                   4                  22(A)
      Wolverine Tube, Inc.                                                                    10                 256(A)
      Zemex Corporation                                                                        3                  17(A)
                                                                                                             -------
                                                                                                               5,484
                                                                                                             -------
      Miscellaneous Manufacturing -- 4.5%
      A.O. Smith Corporation                                                                   9                 249
      Bacou USA, Inc.                                                                          8                 142
      Badger Paper Mills, Inc.                                                                 2                  11
      Brown & Sharpe Manufacturing Company                                                    10                  54
      Coachmen Industries Inc.                                                                 2                  56
      Columbus McKinnon Corporation                                                            8                 192
      Core Materials Corporation                                                               2                   6(A)
      Denali Incorporated                                                                      3                  23
      Griffon Corporation                                                                     23                 178(A)
      Hexcel Corporation                                                                      23                 236(A)
      Jason Incorporated                                                                      11                  85(A)
      MascoTech, Inc.                                                                         34                 572
      Metrika Systems Corporation                                                              4                  35(A)
      MFRI, Inc.                                                                               1                   6(A)
      NACCO Industries, Inc.                                                                   6                 448
      OroAmerica, Inc.                                                                         4                  27
      Park-Ohio Holdings Corp.                                                                 7                 112
      Penn Engineering & Manufacturing Corp.                                                   4                  94
      Printronix, Inc.                                                                         4                  56
      Q.E.P. Co., Inc.                                                                         2                  15(A)
      Raven Industries, Inc.                                                                   4                  56
      Riviera Tool Company                                                                     1                   7

                                                                                          Shares/Par           Value
      -----------------------------------------------------------------------------------------------------------------
      Miscellaneous Manufacturing -- Continued
      Robbins & Myers, Inc.                                                                    1             $    11
      RPC, Inc.                                                                                4                  37
      Scotsman Industries, Inc.                                                                5                 110
      Standex International Corporation                                                        8                 224
      The Dexter Corporation                                                                  13                 510
      The Eastern Company                                                                      1                  24
      TransTechnology Corporation                                                              4                  77
      U.S. Office Products Company                                                            11                  61(A)
      Vallen Corporation                                                                       1                  21
      Williams Controls, Inc.                                                                  5                  14
                                                                                                             -------
                                                                                                               3,749
                                                                                                             -------
      Process Industries -- 1.4%
      Buckeye Technologies Inc.                                                               27                 403(A)
      P.H. Glatfelter Company                                                                  7                  97
      Rock-Tenn Company                                                                       22                 365
      Silgan Holdings Inc.                                                                    13                 258(A)
      The Anderson's Inc.                                                                      6                  78
                                                                                                             -------
                                                                                                               1,201
                                                                                                             -------
      Real Estate -- 0.2%
      AMREP Corporation                                                                        5                  27(A)
      Bluegreen Corporation                                                                   17                  94(A)
      DeWolfe Companies, Inc.                                                                  2                  15(A)
      Grubb & Ellis Company                                                                   14                  67(A)
      ILX Resorts Incorporated                                                                 1                   2(A)
                                                                                                             -------
                                                                                                                 205
                                                                                                             -------
      Restaurants -- 2.1%
      Ark Restaurants Corp.                                                                    3                  29(A)
      Blimpie International, Inc.                                                              6                  16
      CKE Restaurants, Inc.                                                                   39                 626
      Cooker Restaurant Corporation                                                            6                  36
      ELXSI Corporation                                                                        3                  28(A)
      Landry's Seafood Restaurants, Inc.                                                      22                 175(A)
      Lone Star Steakhouse & Saloon, Inc.                                                     24                 232(A)
      Luby's, Inc.                                                                             8                 120
      Main Street & Main Inc.                                                                  8                  26(A)
      Max & Erma's Restaurants, Inc.                                                           2                  13(A)
      Piccadilly Cafeterias, Inc.                                                              4                  35
      Rainforest Cafe, Inc.                                                                   19                  94(A)
      Ryan's Family Steak Houses, Inc.                                                        29                 336(A)
      Sizzler International, Inc.                                                             12                  26(A)
                                                                                                             -------
                                                                                                               1,792
                                                                                                             -------

                                                                              35

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                          Shares/Par           Value
      -----------------------------------------------------------------------------------------------------------------
      Retail -- 2.6%
      Barnett Inc.                                                                            12             $    91(A)
      Boise Cascade Office Products Corporation                                               30                 352(A)
      Cole National Corporation                                                               11                  88(A)
      Duckwall-ALCO Stores, Inc.                                                               4                  37(A)
      EZCORP, Inc.                                                                             7                  50
      Finlay Enterprises, Inc.                                                                 7                  95(A)
      Friedman's, Inc.                                                                        13                 109
      Funco, Inc.                                                                              3                  61(A)
      Garden Ridge Corporation                                                                13                  64(A)
      Government Technology Services Inc.                                                      2                   9
      Jan Bell Marketing, Inc.                                                                11                  39
      Jos. A. Bank Clothiers, Inc.                                                             1                   4
      Media Arts Group, Inc.                                                                   8                  34
      Michael Anthony Jewelers, Inc.                                                           2                   6
      Movie Star, Inc.                                                                         9                  15
      Pamida Holdings Corporation                                                              1                  11(A)
      Pier 1 Imports, Inc.                                                                    14                 161
      Piercing Pagoda, Inc.                                                                    3                  40(A)
      RDO Equipment Co.                                                                        7                  62(A)
      REX Stores Corporation                                                                   5                 137(A)
      Specialty Catalog Corp.                                                                  1                   5(A)
      Sport Supply Group, Inc.                                                                 2                  15(A)
      Systemax, Inc.                                                                          17                 214
      The Bon-Ton Stores, Inc.                                                                12                  74(A)
      Value City Department Stores, Inc.                                                      20                 240
      Wilmar Industries, Inc.                                                                 10                 129
      Wolohan Lumber Co.                                                                       3                  39
                                                                                                             -------
                                                                                                               2,181
                                                                                                             -------
      Technology -- 0.4%
      Del Global Technologies Corp.                                                            4                  37
      Equinox Systems, Inc.                                                                    2                  22(A)
      Excel Technology, Inc.                                                                   5                  62(A)
      Hurco Companies, Inc.                                                                    4                  21(A)
      K-Tron International, Inc.                                                               2                  37(A)
      Splash Technology Holdings, Inc.                                                        11                  74
      ThermoQuest Corporation                                                                  7                  88(A)
      Vivid Technologies, Inc.                                                                 2                   7(A)
                                                                                                             -------
                                                                                                                 348
                                                                                                             -------

                                                                                          Shares/Par           Value
      -----------------------------------------------------------------------------------------------------------------
      Telecommunications -- 0.8%
      Applied Signal Technology, Inc.                                                          6             $    55(A)
      Blonder Tongue Laboratories, Inc.                                                        6                  34(A)
      CellStar Corporation                                                                    51                 402
      Comdial Corporation                                                                      4                  26
      Communications Systems, Inc.                                                             3                  40
      Hector Communications Corporation                                                        1                  12(A)
      InterDigital Communications Corporation                                                  2                  11
      Tollgrade Communications, Inc.                                                           2                  32(A)
      Vertex Communications Corporation                                                        4                  48(A)
                                                                                                             -------
                                                                                                                 660
                                                                                                             -------
      Textiles -- 2.2%
      Burlington Industries, Inc.                                                             45                 407(A)
      Concord Fabrics Inc.                                                                     2                   9(A)
      Decorator Industries, Inc.                                                               2                  16
      Dyersburg Corporation                                                                    8                  10
      Galey & Lord, Inc.                                                                       9                  38(A)
      Guilford Mills, Inc.                                                                    17                 175
      Interface, Inc.                                                                         40                 342
      Lakeland Industries, Inc.                                                                1                   6(A)
      Pillowtex Corporation                                                                   11                 173
      Quaker Fabric Corporation                                                                2                   8(A)
      Synthetic Industries, Inc.                                                               5                 139(A)
      The Dixie Group, Inc.                                                                    9                  76
      Unifi, Inc.                                                                             10                 202
      UniFirst Corporation                                                                    12                 228
                                                                                                             -------
                                                                                                               1,829
                                                                                                             -------
      Transportation -- 5.8%
      Amerco                                                                                   1                  23
      America West Holdings Corporation                                                       31                 581(A)
      Amtran, Inc.                                                                             2                  42
      Arkansas Best Corporation                                                               14                 141(A)
      Arnold Industries, Inc.                                                                 19                 287
      Boyd Bros. Transportation Inc.                                                           2                  24(A)
      Circle International Group, Inc.                                                         7                 142
      Consolidated Delivery & Logistics, Inc.                                                  5                  18(A)
      Consolidated Freightways Corporation                                                    17                 218(A)
      Covenant Transport, Inc.                                                                11                 176(A)
      Dynamex Inc.                                                                             2                   5(A)
      Frozen Food Express Industries, Inc.                                                     9                  69
      Genesee & Wyoming Inc.                                                                   3                  30(A)

                                                                              37

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                          Shares/Par           Value
      -----------------------------------------------------------------------------------------------------------------
      Transportation -- Continued
      Hawaiian Airlines, Inc.                                                                 11             $    29
      Hvide Marine Incorporated                                                               11                  24(A)
      J.B. Hunt Transport Services, Inc.                                                      27                 431
      Kitty Hawk, Inc.                                                                        12                  96(A)
      Offshore Logistics, Inc.                                                                16                 176(A)
      Old Dominion Freight Line, Inc.                                                          5                  62(A)
      P.A.M. Transportation Services, Inc.                                                     6                  61(A)
      Pittison BAX Group                                                                      14                 137
      Providence and Worcester Railroad Company                                                3                  37
      RailTex, Inc.                                                                            7                  97(A)
      Roadway Express, Inc.                                                                   15                 289
      Smithway Motor Xpress Corp.                                                              3                  27(A)
      The Greenbrier Companies, Inc.                                                          11                 112
      Tower Air, Inc.                                                                          1                   3
      Transport Corporation of America, Inc.                                                   5                  62(A)
      U.S. Xpress Enterprises, Inc.                                                           11                 119(A)
      USA Truck, Inc.                                                                          5                  43(A)
      USFreightways Corporation                                                               17                 764
      Varlen Corporation                                                                       5                 220
      Yellow Corporation                                                                      19                 328(A)
                                                                                                             -------
                                                                                                               4,873
                                                                                                             -------
      Utilities -- 1.6%
      Bangor Hydro- Electric Company                                                           5                  73
      CMP Group, Inc.                                                                          3                  89
      El Paso Electric Company                                                                37                 326(A)
      Maine Public Service Company                                                             1                  22
      Public Service Company of New Mexico                                                    30                 592
      TNP Enterprises, Inc.                                                                    7                 239
                                                                                                             -------
                                                                                                               1,341
                                                                                                             -------
      Total Common Stocks and Equity Interests
        (Identified Cost -- $78,857)                                                                          78,552
      -----------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 7.1%
      Goldman, Sachs & Co.
        5%, dated 6/30/99, to be repurchased at $2,963 on 7/1/99
        (Collateral: $3,277 Fannie Mae mortgage-backed securities, 6%,
        due 2/1/29, value $3,075)                                                         $2,963               2,963
      Merrill Lynch & Co., Inc.
        4.80%, dated 6/30/99, to be repurchased at $2,963 on 7/1/99
        (Collateral: $3,181 Fannie Mae mortgage-backed securities,
        6.50%, due 4/1/29, value $3,068)                                                   2,962               2,962
                                                                                                             -------
      Total Repurchase Agreements (Identified Cost-- $5,925)                                                   5,925
      -----------------------------------------------------------------------------------------------------------------

                                                                                                               Value
      -----------------------------------------------------------------------------------------------------------------
      Total Investments-- 100.6% (Identified Cost-- $84,782)                                                 $84,477
      Other Assets Less Liabilities-- (0.6)%                                                                    (472)
                                                                                                             -------
      NET ASSETS -- 100.0%                                                                                   $84,005
                                                                                                             =======
      NET ASSET VALUE PER SHARE:
        PRIMARY CLASS                                                                                          $9.34
                                                                                                               =====
        NAVIGATOR CLASS                                                                                        $9.45
                                                                                                               =====
      -----------------------------------------------------------------------------------------------------------------

      (A) Non-income producing.
      N.M. -- Not Meaningful.

Investment Manager
    Legg Mason Fund Adviser, Inc.                     Quarterly Report
    Baltimore, MD                                      June 30, 1999

Investment Advisers                                     Legg Mason
    For American Leading Companies Trust:               Investors
    Legg Mason Fund Adviser, Inc.                      Trust, Inc.
    Baltimore, MD

    For Balanced Trust:                              American Leading
    Bartlett & Co.                                   Companies Trust
    Cincinnati, OH
                                                       Balanced Trust
    For U.S. Small-Cap Value Trust:
    Brandywine Asset Management,Inc.                  U.S. Small-Cap
    Wilmington, DE                                     Value Trust

Board of Directors                                     Primary Class
    John F. Curley, Jr., Chairman
    Edward A. Taber, III, President                       [LEGG
    Richard G. Gilmore                                    MASON
    Arnold L. Lehman                                      FUNDS
    Dr. Jill E. McGovern                                  LOGO]
    T. A. Rodgers                                    HOW TO INVEST(SM)

Transfer and Shareholder Servicing Agent
    Boston Financial Data Services
    Boston, MA

Custodian
    State Street Bank & Trust Company
    Boston, MA

Counsel
    Kirkpatrick & Lockhart LLP
    Washington, D.C.

Independent Auditors
    Ernst & Young LLP
    Philadelphia, PA


    This report is not to be distributed unless preceded or accompanied by a prospectus.

                       Legg Mason Wood Walker, Incorporated
                       ------------------------------------
                                 100 Light Street
                      P.O. Box 1476, Baltimore, MD 21203-1476
                                 410 o 539 o 0000


LMF-013
8/99